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Exhibit 10.42

U.S. $100,000.00                                                January 18, 2002
                                                                  Tampa, Florida


                             SECURED PROMISSORY NOTE

                  Capitalized terms used but not defined herein shall have the meaning set forth in that certain letter agreement (the "Letter Agreement"), dated as of April 17, 2001, by and among Best Que, LLC ("Best Que"), Shells Seafood Restaurants, Inc. ("Shells"), Famous Dave's Ribs, Inc. ("Famous Dave's") and The Lark Group LLC ("Lark"), a copy of which is attached hereto as
Exhibit A.
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                  The undersigned Michael L. Sloane, II, individually
("Sloane"), is a managing member of Lark and pursuant to that certain guaranty
("Guaranty") dated as of July   , 2001 (sic) Lark guaranteed to Shells the
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obligations of Best Que under (a) the Letter Agreement, (b) the Notes and (c)
the License Agreement. In order to induce Shells to execute a certain Assignment and Assumption of Lease with respect to the Florence Restaurant which was previously executed on behalf of Famous Dave's and delivered to Shells for execution, the undersigned Sloane and Best Que (collectively, "Borrower"), both with an address at 310 Old Vine Street, Lexington, Kentucky, 40507, have agreed to execute and deliver to Shells this Promissory Note as evidence of the payment for the FFE owned by Shells located at the Florence Restaurant and the Middletown Restaurant.

                  FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Borrower, jointly and severally, hereby unconditionally promise to pay to the order of Shells Seafood Restaurants, Inc., its successors or assigns (hereinafter collectively referred to as the "Holder"), the principal sum of One Hundred Thousand and no/100s Dollars $100,000.00 (U.S.), together with any due and unpaid interest on the unpaid principal amount hereof pursuant to Paragraph 2 below, on or before June 18, 2002 (the "Maturity Date).

                  This Note shall bear interest on the unpaid principal amount hereof from time to time outstanding at a rate per annum equal to ten percent per annum (10%), and interest shall be compounded monthly and computed on the basis of the actual number of days elapsed on the basis of a 360-day year. Interest shall begin to accrue on the Maturity Date if the principal amount hereof is not paid in full on such date. In addition, if this Promissory Note is not paid in full on or prior to the Maturity Date, Borrower shall pay to Holder a late fee equal to five percent (5%) of the unpaid amount.

                  1. Optional  Prepayment.  The Borrower shall have the right to
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prepay the principal amount of this Promissory Note, in whole or in part, without penalty or premium, at any time and from time to time without penalty.
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                  2. Remedies. No right or remedy herein conferred upon the
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Holder is intended to be exclusive of any other right or remedy contained herein, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein or now or hereafter existing at law or in equity or by statute, or otherwise. The Holder's remedies under this Note shall include, without limitation, a right to set off all amounts which are due and owing to the Holder hereunder against amounts due and owing to either Borrower, regardless of the source of such indebtedness.

                  3. Course of Dealing; Waiver. The liability of Borrower
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hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the Holder, including but not limited to any extension of time, renewal, waiver or other modification. No course of dealing between Borrower and the Holder or any failure or delay on the part of the Holder in exercising any of its rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. The failure of the Holder to insist, in any one or more instances, on performance of any of the terms and conditions of this Promissory Note shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such terms, covenants or conditions but the obligation of the undersigned with respect thereto shall continue to be in full force and effect.

                  4. Successors or Assigns. This Promissory Note, and the
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obligations and rights hereunder, shall be binding upon and inure to the benefit of Borrower and each Borrower's respective heirs, executors, administrators, and permitted successors and assigns, however, Borrower may not assign, transfer or delegate any of Borrower's rights or obligations hereunder, directly, indirectly, by operation of law or otherwise, without the prior written consent of the Holder. The Holder shall have the right to assign or transfer this Promissory Note or any of the Holder's rights or obligations hereunder in whole or in part at any time and from time to time without the consent of Borrower and this Promissory Note shall be binding upon and inure to the benefit of Holder and its successors and assigns.

                  5. Waiver of Presentment. Without limiting the express
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provisions of this Promissory Note, Borrower hereby waives presentment, notice of dishonor, protest, and notice of protest, and any or all other notices or demands in connection with the delivery, acceptance, performance and collection of this instrument, all of which are hereby waived by Borrower to the fullest extent permitted by law.

                  6. Payment. All payments of principal and interest hereunder
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shall be made in lawful money of the United States of America in immediately available funds to the Holder hereof at the address the following address: 16313 North Dale Mabry, Suite 100, Tampa, Florida 33618, or to such other party and/or address as Holder may hereafter designate by notice to Borrower.

                  7. Collection. Borrower agrees to pay on demand all costs of
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collection, including but not limited to reasonable attorneys' fees and disbursements, which may be incurred in the collection of this Promissory Note or any portion hereof or the enforcement of any rights of the Holder hereunder. The amount of such costs shall be added to the principal amount of this
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Promissory Note if not paid by Borrower on demand and Borrower shall pay interest to Holder thereon at the rate set forth in this Promissory Note.

                  8. Notices. All notices, requests and other communication
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required or desired to be sent or given under this Promissory Note by the
Borrower or the Holder shall in every case be in writing and shall be deemed properly served if (i) delivered personally, with receipt acknowledged, (ii) delivered by Registered or Certified United States mail with first class postage prepaid, return receipt requested, or (iii) delivered by reputable overnight courier regularly maintaining a record of receipt, if to Borrower, to Mr. Michael L. Sloane, II at Borrower's address set forth above, and if to the Holder, to Mr. Warren Nelson at Shells Seafood Restaurants, Inc., 16313 North Dale Mabry Highway, Suite 100, Tampa, Florida 33618, or to such other addresses within the United States of America as the recipient party has specified by prior written notice to the sending party. Notice sent by personal delivery or overnight courier shall be deemed delivered upon receipt or the day delivery is first attempted if delivery is refused or unable to be made due to no fault of the sender, and if sent by registered or certified mail, shall be deemed delivered three (3) days after depositing the same in the United States mail in the manner aforesaid.

                  9. Governing Law. This  Promissory  Note has been entered into
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and shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of Florida, without giving effect to provisions thereof regarding conflict of laws.

                  10. Waiver. BORROWER HEREBY, KNOWINGLY, VOLUNTARILY,
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INTENTIONALLY, EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY
SUIT, ACTION OR PROCEEDING BROUGHT BY HOLDER BASED UPON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PROMISSORY NOTE ANY AND EVERY RIGHT BORROWER MAY HAVE TO (I) INJUNCTIVE RELIEF (OTHER THAN INJUNCTIVE RELIEF GRANTED IN CONNECTION WITH ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT BY HOLDER ON THIS PROMISSORY
NOTE), (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN A COUNTERCLAIM BROUGHT BY PAYEE UNDER THIS PROMISSORY NOTE THAT CANNOT BE MAINTAINED IN ANY SEPARATE ACTION), AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST HOLDER WITH RESPECT TO ANY ASSERTED CLAIM. BORROWER ACKNOWLEDGES THAT THE AFORESAID WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR HOLDER TO ACCEPT THIS PROMISSORY NOTE.

                  11. Usury. This Promissory Note is subject to the express
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condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due under this Promissory Note at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree
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to pay. If by the terms of this Promissory Note, Borrower is at any time required or obligated to pay interest on the principal balance due under this Promissory Note at a rate in excess of such maximum rate, the rate of interest under this Promissory Note shall be deemed to be immediately reduced to such maximum rate and such excess payments shall be applied by Holder in reduction of the outstanding principal balance of this Promissory Note.

                  12. Authority. Borrower (and the undersigned representative of
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Borrower, if any), represents that Borrower has full power, authority and legal right to execute and deliver this Promissory Note and that the debt evidenced hereby constitutes a valid and binding obligation of Borrower.

                  13. Waiver. Borrower hereby irrevocably submits to the
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non-exclusive jurisdiction of any State of Florida or Federal court sitting in the City of Tampa, Florida over any suit, action or proceeding arising out of or relating to this Promissory Note, with venue to be in the City of Tampa, Florida, and Borrower hereby agrees and consents that, (i) without limiting other methods of obtaining jurisdiction, personal jurisdiction over Borrower in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Florida and (ii) in addition to any methods of service of process or notice of motion or other application provided for under applicable law, all service of process in any such suit, action or proceeding in any Florida State or Federal court sitting in the City of Tampa, Florida may be made by certified mail, return receipt requested, directed to Borrower or by personal service at the last known address of Borrower, whether such address be within or without the jurisdiction of any such court.

                  14. Security. This Promissory Note is secured by a security
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agreement of even date herewith ("Security Agreement"), which Security Agreement is a lien upon the FFE located at the Middletown Restaurant, as more particularly described in the Security Agreement.

                  15. Old Notes. This Promissory Note supersedes and replaces
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the two (2) original Notes (as defined in the Letter Agreement) in the amounts of $50,000.00 each previously executed by Best Que in favor of Shells with respect to the FFE located in the Florence Restaurant and the Middletown Restaurant.

                                        By: /S/ Michael L. Sloane, II
                                        Michael L. Sloane, II, individually



                                        BEST QUE, LLC
                                        By: /S/ Michael L. Sloane, II
                                        Michael L. Sloane, II
                                        Title:  Manager